UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________

FORM 8-K
____________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The
Securities Exchange Act of 1934

Date of Report – June 8, 2016
(Date of earliest event reported)
____________________________________________

ALLEGION PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)

____________________________________________

Ireland	001-35971	98-1108930
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Block D
Iveagh Court
Harcourt Road
Dublin 2, Ireland
(Address of principal executive offices, including zip code)

(353)(1) 2546200
(Registrant’s phone number, including area code)

N/A
(Former name or former address, if changed since last report)
____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the Annual General Meeting held on June 8, 2016 (the "Annual Meeting"), the shareholders of Allegion plc (the "Company") approved amendments to the Company's Memorandum and Articles of Association, which became effective June 8, 2016. The amendments (1) make certain administrative amendments in connection with recent changes in Irish law, (2)provide for a plurality voting standard in the event of a contested election, and (3) grant the Board of Directors sole authority to determine its size.
The amendments to the Company’s Memorandum and Articles of Association are described in the definitive proxy statement the Company filed with the Securities and Exchange Commission on April 22, 2016 (the "Proxy Statement"). The descriptions of the amendments included in the Proxy Statement are incorporated herein by reference as Exhibits 99.1 and 99.2. The descriptions of the amendments to the Company’s Memorandum and Articles of Association are qualified in their entirety by reference to the full text of the Amended and Restated Memorandum and Articles of Association, a copy of which is filed as Exhibit 3.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the shareholders of the Company:

(1)	elected all six of the Company's nominees for director;

(2)	provided advisory approval of the compensation of the Company's named executive officers;

(3)
approved the appointment of PricewaterhouseCoopers to serve as the Company's independent auditors for the fiscal year ending December 31, 2016 and authorized the Audit and Finance Committee to set the auditors' remuneration;

(4)	approved:

(A)	certain administrative amendments to the Company's Memorandum of Association; and

(B)	certain administrative amendments to the Company's Articles of Association; and

(5)	approved:

(A)	amendments to the Articles of Association to provide for a plurality voting standard in the event of a contested election; and

(B)	amendments to the Articles of Association to grant the Board of Directors sole authority to determine its size.
Shares were voted on these proposals as follows:
Proposals 1(a)-(f). Election of six (6) directors to hold office until the Company's next Annual General Meeting of Shareholders:

	Nominees	For	Against	Abstain	Broker Non-Vote
(a)	Michael J. Chesser	76,239,930	289,715	33,816	5,967,585
(b)	Carla Cico	76,289,274	241,599	32,588	5,967,585
(c)	Kirk S. Hachigian	76,231,359	298,120	33,982	5,967,585
(d)	David D. Petratis	75,010,801	1,516,139	36,521	5,967,585
(e)	Dean I. Schaffer	76,240,713	288,380	34,368	5,967,585
(f)	Martin E. Welch III	76,239,523	290,736	33,202	5,967,585
Proposal 2. Advisory approval of the compensation of the Company's named executive officers:

For	Against	Abstain	Broker Non-Vote
74,752,296	1,681,804	129,361	5,967,585

Proposal 3. Appointment of PricewaterhouseCoopers as the independent auditors of the Company for the fiscal year ending December 31, 2015 and authorization of the Audit and Finance Committee to set the auditors' remuneration:

For	Against	Abstain	Broker Non-Vote
82,020,108	444,537	66,401	—
Proposal 4A. Approval of certain administrative amendments to the Company's Memorandum of Association:

For	Against	Abstain	Broker Non-Vote
82,146,133	162,459	222,454	—
Proposal 4B. Approval of certain administrative amendments to the Company's Articles of Association:

For	Against	Abstain	Broker Non-Vote
82,136,555	169,082	225,409	—
Proposal 5A. Approval of amendments to the Company's Articles of Association to provide for a plurality voting standard in the event of a contested election:

For	Against	Abstain	Broker Non-Vote
75,400,691	838,556	324,214	5,967,585
Proposal 5B. Approval of amendments to the Company's Articles of Association to grant the Board of Directors sole authority to determine its size:

For	Against	Abstain	Broker Non-Vote
76,119,325	348,494	95,642	5,967,585

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

Exhibit No.	Description

3.1	Amended and Restated Memorandum and Articles of Association

99.1
The section entitled “Item 4 – Approval of Certain Administrative Amendments to the Company's (A) Memorandum of Association and (B) Articles of Association” and Annexes I and II of the Proxy Statement are incorporated herein by reference.

99.2
The section entitled “Item 5 – Approval of Amendments to the Company's Articles of Association to (A) Provide for a Plurality Voting Standard in the Event of a Contested Election; and (B) Grant the Board Sole Authority to Determine its Size” and Annexes III and IV of the Proxy Statement are incorporated herein by reference.

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGION PLC (Registrant)

Date:	June 13, 2016	/s/ S. Wade Sheek
S. Wade Sheek Secretary

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Memorandum and Articles of Association

99.1
The section entitled “Item 4 – Approval of Certain Administrative Amendments to the Company's (A) Memorandum of Association and (B) Articles of Association” and Annexes I and II of the Proxy Statement are incorporated herein by reference.

99.2
The section entitled “Item 5 – Approval of Amendments to the Company's Articles of Association to (A) Provide for a Plurality Voting Standard in the Event of a Contested Election; and (B) Grant the Board Sole Authority to Determine its Size” and Annexes III and IV of the Proxy Statement are incorporated herein by reference.